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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We have issued our report dated March 27, 2008, accompanying the consolidated financial statements and schedule included in the Annual Report of Optelecom-NKF, Inc. on Form 10-K for the year ended December 31, 2007. We hereby consent to the incorporation by reference of said report in the Registration Statement of Optelecom-NKF, Inc. on Form S-8 (File No. 333-48306).

/s/ Grant Thornton LLP

Baltimore, Maryland
March 27, 2008

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm